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STATEMENT OF ADDITIONAL INFORMATION

July 1, 2014, amended and restated September 30, 2014

This Statement of Additional Information (SAI) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a Fund and collectively, the Funds), as such Prospectuses may be supplemented from time to time:

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Active Commodities Strategy Fund, Inc.	Active Commodities Strategy Fund	Class A/CDFAX	April 30	May 1, 2014
Class C/CDFCX
Class I/CDFIX

Class R/CDFRX
		Class Z/CDFZX		September 30, 2014

Cohen & Steers Dividend Value Fund, Inc.	Dividend Value Fund	Class A/DVFAX	February 28	July 1, 2014
Class C/DVFCX
Class I/DVFIX

Class R/DVFRX
		Class Z/DVFZX		September 30, 2014

Cohen & Steers Global Infrastructure Fund, Inc.	Global Infrastructure Fund	Class A/CSUAX	December 31	May 1, 2014
Class B/CSUBX
Class C/CSUCX
Class I/CSUIX

Class R/CSURX
		Class Z/CSUZX		September 30, 2014

Cohen & Steers Global Realty Shares, Inc.	Global Realty Shares	Class A/CSFAX	December 31	May 1, 2014
Class B/CSFBX
Class C/CSFCX
Class I/CSSPX

Class R/GRSRX
		Class Z/CSFZX		September 30, 2014

Cohen & Steers Institutional Global Realty Shares, Inc.	Institutional Global Realty Shares	GRSIX	December 31	May 1, 2014

Cohen & Steers Institutional Realty Shares, Inc.	Institutional Realty Shares	CSRIX	December 31	May 1, 2014

Cohen & Steers International Realty Fund, Inc.	International Realty Fund	Class A/IRFAX Class C/IRFCX Class I/IRFIX	December 31	May 1, 2014

Cohen & Steers MLP & Energy Opportunity Fund, Inc.	MLP & Energy Opportunity Fund	Class A/MLOAX	November 30	December 19, 2013
Class C/MLOCX
Class I/MLOIX

Class R/MLORX
		Class Z/MLOZX		September 30, 2014

Cohen & Steers Preferred Securities and Income Fund, Inc.	Preferred Securities and Income Fund	Class A/CPXAX	December 31	May 1, 2014
Class C/CPXCX
Class I/CPXIX

Class R/CPRRX
		Class Z/CPXZX		September 30, 2014

Cohen & Steers Real Assets Fund, Inc.	Real Assets Fund	Class A/RAPAX	December 31	May 1, 2014
Class C/RAPCX
Class I/RAPIX
Class R/RAPRX
Class Z/RAPZX

Cohen & Steers Real Estate Securities Fund, Inc. (formerly known as “Cohen & Steers Realty Income Fund, Inc.”)	Real Estate Securities Fund	Class A/CSEIX	December 31	May 1, 2014
Class B/CSBIX
Class C/CSCIX
Class I/CSDIX

Class R/CIRRX
		Class Z/CSZIX		September 30, 2014

Cohen & Steers Realty Shares, Inc.	Realty Shares	CSRSX	December 31	May 1, 2014

Class B shares are no longer being offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

STATEMENT OF ADDITIONAL INFORMATION

Each Fund is an open-end management investment company organized as a Maryland corporation on the following respective dates:

Fund	Date of Incorporation
Active Commodities Strategy Fund	February 11, 2014
Dividend Value Fund	November 9, 2004
Global Infrastructure Fund	January 13, 2004
Global Realty Shares	February 14, 1997
Institutional Global Realty Shares	May 11, 2006
Institutional Realty Shares	October 13, 1999
International Realty Fund	November 23, 2004
MLP & Energy Opportunity Fund	July 8, 2013
Preferred Securities and Income Fund	February 22, 2010
Real Assets Fund	October 25, 2011
Real Estate Securities Fund	July 3, 1997
Realty Shares	April 26, 1991

Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, and Institutional Global Realty Shares are classified as diversified funds. Each other Fund is classified as a non-diversified fund.

Realty Shares, Institutional Global Realty Shares and Institutional Realty Shares are no-load Funds.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

INVESTMENT STRATEGIES AND POLICIES

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments and investment techniques applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and Additional Information Regarding Fund Investments in this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your Fund.

Types of Investments	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Below Investment Grade Securities	✓	✓		✓				✓	✓	✓	✓
Borrowing for Investment Purposes	✓			✓						✓
Canadian Royalty Trusts			✓					✓		✓
Cayman Subsidiary	✓									✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Commodities	✓							✓		✓
Companies in the Financials Sector	✓	✓						✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Active Commodities Strategy Fund	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Credit Derivatives	✓							✓	✓	✓
Debt Securities	✓	✓	✓					✓	✓	✓	✓
Emerging Market Securities			✓	✓	✓		✓	✓	✓	✓
Energy Companies	✓	✓	✓					✓	✓	✓
Exchange-Traded Notes	✓							✓		✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals	✓									✓
Healthcare Companies		✓						✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Companies		✓	✓					✓	✓	✓
Interest Rate Swaps and Credit Default Swaps	✓	✓[1]						✓	✓	✓
Master Limited Partnerships		✓	✓					✓		✓
Mortgage-Backed and Asset-Backed Securities		✓						✓	✓	✓	✓
Municipal Securities								✓	✓	✓
Natural Resource Companies	✓							✓		✓
Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Options on Securities and Stock Indexes	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts		✓		✓	✓	✓	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓		✓	✓			✓	✓	✓	✓	✓
Structured Notes	✓							✓	✓	✓
Telecommunications and Media Companies		✓	✓					✓	✓	✓
Utility Companies	✓	✓	✓					✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

[1]	Interest rate swaps only.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus (e.g., Real Estate Securities Fund’s policy of investing at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts).

BELOW INVESTMENT GRADE SECURITIES

For Active Commodities Strategy Fund, Dividend Value Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

BORROWING FOR INVESTMENT PURPOSES

For Active Commodities Strategy Fund, Global Realty Shares and Real Assets Fund: The Fund may borrow up to 30% of the value of its total assets to increase its holdings of portfolio securities. The Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days, not including Sundays and holidays) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s portfolio are disadvantageous from an investment standpoint. Leveraging by means of borrowing, which is deemed to be a speculative technique, may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Fund’s net asset value (NAV). Money borrowed also will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

CANADIAN ROYALTY TRUSTS

For Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

CAYMAN SUBSIDIARY

For Active Commodities Strategy Fund and Real Assets Fund: The Active Commodities Strategy Fund and the Real Assets Fund may invest up to 25% of their total assets in Cohen & Steers Active Commodities Strategy, Ltd. and Cohen & Steers Real Assets Fund Ltd., respectively, their wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). The Subsidiaries may invest in commodity-linked derivative instruments, as described under “Commodities” and “Derivatives Transactions” below, and investments related to gold and precious metals as described under “Gold and Precious Metals” below.

Since the Funds may invest a substantial portion of their assets in the Subsidiaries, which may hold certain of the investments described in the Funds’ Prospectuses and this SAI, the Funds may be considered to be investing indirectly in those investments through their Subsidiaries. Therefore, references in the Funds’ Prospectuses and in this SAI to investments by the Funds also may be deemed to include the Funds’ indirect investments through the Subsidiaries.

The Subsidiaries are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and are not directly subject to its investor protections, except as noted in the Funds’ Prospectuses or this SAI. However, the Subsidiaries are wholly-owned and controlled by the Funds and managed by the Advisor. The Funds’ Board has oversight responsibility for the investment activities of the Funds, including their expected investment in the Subsidiaries, and the Funds’ role as the sole shareholder of the Subsidiaries. Also, in managing the Subsidiaries’ portfolios, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments and shares of the Subsidiaries.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated), could prevent the Funds and/or the Subsidiaries from operating as described in the Funds’ Prospectuses and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

CASH RESERVES

For each Fund (other than Active Commodities Strategy Fund): Each Fund’s cash reserves, in each case held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of a Fund’s total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of a Fund’s total assets will be maintained for defensive purposes only. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.

Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations” below regarding U.S. Government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s Investors Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

COMMODITIES

For Active Commodities Strategy Fund, Real Assets Fund and MLP & Energy Opportunity Fund: The Active Commodities Strategy Fund and the Real Assets Fund gain exposure to commodities, either directly or through the Subsidiaries, through commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps agreements, options on commodity futures and structured notes linked to the value of commodities. Additional information on the Subsidiaries is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivatives Transactions” below. The MLP & Energy Opportunity Fund gains exposure to commodities through its investment in MLPs and related companies that operate in the energy sector. The Funds, either directly or through the Subsidiaries for Active Commodities Strategy Fund and Real Assets Fund, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities. Active Commodities Strategy Fund and Real Assets Fund treat physically settled commodities contracts as cash-settled positions.

The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Funds’ commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

COMPANIES IN THE FINANCIALS SECTOR

For Active Commodities Strategy Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.

Events that affect the financial services industries will have a greater effect on these Funds than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.

The financial services industries are also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services industries have experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

CONVERTIBLE SECURITIES

For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

CYBER SECURITY RISKS

For each Fund: With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.

DEBT SECURITIES

For Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund, Real Assets Fund and Real Estate Securities Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.

Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Funds may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. Government, while others are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. Government.

Mortgage-backed and Asset-backed Securities. Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may also invest in mortgage and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (CMOs). Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through income from municipal securities as tax free to the Funds’ shareholders.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.

Senior Secured Floating Rate Loans. MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in senior secured floating rate loans (Senior Loans). Senior Loans generally are made to corporations, partnerships and other business entities (Borrowers) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which Preferred Securities and Income Fund and Real Assets Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Bank Instruments. MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (Eurodollar CDs) and time deposits (Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Inflation-Linked Fixed-Income Securities. Real Assets Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

A Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the liquidation of assets (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Taxation” below).

DERIVATIVES TRANSACTIONS

Futures Contracts

For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described below under “Foreign Currency and Currency Hedging Transactions.”

At the time a Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, a Fund may “cover” its position by owning an offsetting position, for example, holding the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

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Price Limits. Some (not all exchanges have price change limits) commodity futures exchanges impose on each commodity futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

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Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

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Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Commodity futures contracts, when entered into directly by the Fund, are taxed on the “marked-to-market” basis applicable to section 1256 contracts. To the extent Real Assets Fund invests in commodities futures contracts indirectly through the Subsidiary, income from such contracts will be taxable to Real Assets Fund as ordinary income when it includes in its income its pro rata share of the Subsidiary’s income, as described in “Taxation—Investment in the Subsidiary” and “Taxation—Controlled Foreign Corporations.”

For Active Commodities Strategy Fund and Real Assets Fund: The Funds, either directly or through their Subsidiaries, may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities and Stock Indexes

For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts (in the case of Active Commodities Strategy Fund and Real Assets Fund only) that are traded on U.S. exchanges. Real Assets Fund and Active Commodities Strategy Fund may also invest in options on commodities futures contracts. In addition, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund, other than MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, which are not required to cover written call options as discussed herein, may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund are not subject to these limitations.

A Fund, other than MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund, will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.

Foreign Currency Transactions and Currency Hedging Transactions

For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Preferred Securities and Income Fund also may enter into options on currency futures contracts and is not limited to entering into currency transactions for hedging purposes. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures Trading Commission. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Additional Derivatives Transactions—Swap Transactions” below regarding swap agreements.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

Additional Derivatives Transactions

For Active Commodities Strategy Fund, Dividend Value Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may, but is not required to, use, without limit, various Derivatives Transactions (defined below) described in this SAI and in the Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective, no assurance can be given that they will achieve this result.

Swap Transactions. Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

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Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

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Credit Default Swap Transactions (Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

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Total Return Swap Transactions (Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). In a total return or “equity” swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

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Commodity Swap Transactions (Active Commodities Strategy Fund and Real Assets Fund only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

Credit Derivatives (Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Structured Notes (Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts (Active Commodities Strategy Fund and Real Assets Fund only). A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Risks of Derivatives Transactions

For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For MLP & Energy

Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Active Commodities Strategy Fund, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or, as described herein, through privately negotiated transactions referred to as over-the-counter (OTC) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets. Each Fund other than the Real Assets Fund and Active Commodities Strategy Fund (the “eligible Funds”) is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act (the “exclusion”). Accordingly, neither the eligible Funds nor the Adviser (with respect to the eligible Funds) is subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, each of the eligible Funds will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an eligible Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each eligible Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

The Active Commodities Strategy Fund, Real Assets Fund and the Subsidiaries are commodity pools under the Commodity Exchange Act. As a result of CFTC rule amendments, the Advisor has registered with the CFTC as a commodity pool operator with respect to the Active Commodities Strategy Fund, Real Assets Fund and the Subsidiaries. On August 13, 2013, the CFTC issued the final harmonization rule release with respect to disclosure, reporting and recordkeeping requirements that will apply to the

Funds and the Subsidiaries. Compliance with the CFTC’s new disclosure, reporting and recordkeeping requirements could increase Fund expenses. The CFTC rule amendments also may affect the ability of the Active Commodities Strategy Fund and Real Assets Fund to use commodity interests (including futures, options on futures, commodities, and swaps).

ENERGY COMPANIES

For Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

EXCHANGE-TRADED NOTES

For Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Active Commodities Strategy Fund and Real Assets Fund may invest in exchange-traded notes (“ETNs”) linked to the value of commodities and the MLP & Energy Opportunity Fund may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN (NON-U.S.) SECURITIES

For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks.

Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

GOLD AND OTHER PRECIOUS METALS

For Active Commodities Strategy Fund and Real Assets Fund: The Real Assets Fund seeks to gain exposure to gold and other precious metals, either directly or through its Subsidiary, through investments in bullion (e.g., bars and coins) and precious metal futures and forwards. The Active Commodities Strategy Fund seeks to gain exposure to precious metals either directly or through its Subsidiary through futures contracts, options contracts and other derivative instruments. The Funds, either directly or through the Subsidiaries, may also invest in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals. The Real Assets Fund currently expects that the majority of its precious metals exposure will be to gold.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

HEALTHCARE COMPANIES

For MLP & Energy Opportunity Fund, Dividend Value Fund and Preferred Securities and Income Fund: Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, are risks in investing in the health care industries.

ILLIQUID SECURITIES

For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities.

The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INDUSTRIAL COMPANIES

For Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determine that at least 50% of the company’s assets, revenues or profits are derived from these industries.

The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

MASTER LIMITED PARTNERSHIPS

For Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

NATURAL RESOURCE COMPANIES

For Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund will gain exposure to natural resources by investing in U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource asset. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g. gold, platinum, palladium or silver), non-precious metals (e.g. copper, zinc, or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer) farm machinery and chemicals. Natural resource companies will primarily be involved in exploring, mining, extracting, producing, processing, transporting, or otherwise develop or provide goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies, (e.g., equipment manufacturers).

The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

OTHER INVESTMENT COMPANIES

For each Fund (other than Realty Shares): The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

PREFERRED SECURITIES

For each Fund: There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities

(MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

(1)	TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financials sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Funds may invest, and Preferred Securities and Income Fund may invest up to 100% of its total assets, in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

For each Fund (other than Active Commodities Strategy Fund and Global Infrastructure Fund): Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

For each Fund (other than Active Commodities Strategy Fund and Global Infrastructure Fund): Each Fund may invest in real estate investment trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS

For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

SECURITIES LENDING

For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

SHORT SALES

For Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, and Real Estate Securities Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. A Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If a Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.

TELECOMMUNICATIONS AND MEDIA COMPANIES

For Dividend Value Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Preferred Securities and Income Fund may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

UTILITY COMPANIES

For Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Global Infrastructure Fund and MLP & Energy Opportunity Fund will, and Dividend Value Fund, Preferred Securities and Income Fund, Real Assets Fund and Active Commodities Strategy Fund may, invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

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potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

WARRANTS AND RIGHTS

For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. Each Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and such reports are made available on the Cohen & Steers website, within 60 days after the end of each semi-annual period. These semi-annual holdings are also filed with the Securities and Exchange Commission (the “SEC”) within 70 days of the end of each semi-annual period, as part of Form N-CSR. Quarterly holdings reports are filed with the SEC within 60 days at the end of the first and third fiscal quarters, as part of Form N-Q. In addition, pursuant to policies and procedures approved by the Board of Directors of each Fund, each Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or a Subadvisor (if applicable) may freely distribute them to third parties. This information remains available until a Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.

Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Broadridge, Inc., RR Donnelley Financial, Merrill Corporation, Interactive Data Corporation, Simcorp. Dimension Services, Institutional Shareholder Services, Inc., Eze Software Group, Moody’s and S&P. The third parties listed are as of March 31, 2014 and are subject to change.

2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. Each Fund’s Advisor, Subadvisors (if applicable), administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.

4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ chief compliance officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.

6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (RFPs) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.

7. Cohen & Steers occasionally may work with a transition manager to move a large account into or out of a Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.

Each Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

INVESTMENT RESTRICTIONS

The investment objective and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

FUNDAMENTAL POLICIES

The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.

Borrowing

For each Fund (other than Active Commodities Strategy Fund, Global Realty Shares and Real Assets Fund): the Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

For Global Realty Shares: the Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Active Commodities Strategy Fund and Real Assets Fund: the Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Senior Securities

For each Fund (other than Realty Shares): the Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.

For Realty Shares: the Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.

Underwriting

For each Fund (other than Realty Shares): the Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

For Realty Shares: the Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Real Estate

For Global Realty Shares and Real Estate Securities Fund: the Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Institutional Global Realty Shares, Institutional Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: the Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Realty Shares: the Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

Commodities and Commodity Futures Contracts:

For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.

For each Fund (other than Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Real Assets Fund and Realty Shares): the Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

For MLP & Energy Opportunity Fund: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.

For Active Commodities Strategy Fund and Real Assets Fund: The Fund may purchase and sell commodities to the maximum extent permitted by applicable law.

Lending

For each Fund (other than Realty Shares): the Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

For Realty Shares: the Fund may not make loans except through the purchase of debt obligations in accordance with its investment objective and policies.

Concentration

For Active Commodities Strategy Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to commodities and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. For purposes of this limitation the Fund will generally value exchange-traded futures contracts and commodity-related derivative instruments at their notional value.

For Dividend Value Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For Global Infrastructure Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the utilities industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For International Realty Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For Institutional Global Realty Shares and Institutional Realty Shares: the Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.

For MLP & Energy Opportunity Fund: the Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the United States Government or by its agencies or instrumentalities.

For Preferred Securities and Income Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the financials sector and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

For Real Assets Fund: the Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to real assets, which includes commodities, natural resources, precious metals, real estate and infrastructure and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

ADDITIONAL FUNDAMENTAL POLICIES

For Realty Shares only: In addition to the fundamental policies noted above, Realty Shares has adopted the following investment restrictions as fundamental policies. Realty Shares may not:

1. Invest in illiquid securities if immediately after such investment more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

2. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the value of the Fund’s total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general.

3. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

4. Invest in interests in oil, gas, or other mineral exploration or development programs.

5. Participate on a joint or joint and several basis in any securities trading account.

6. Invest in companies for the purpose of exercising control.

7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

8. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund’s total assets.

NON-FUNDAMENTAL POLICIES

The following investment restrictions have been adopted as non-fundamental policies by the Funds (other than Realty Shares), as specified below. They may be changed at any time by vote of a majority of the Board of Directors of an applicable Fund. Realty Shares has not adopted any non-fundamental policies.

Restricted or Illiquid Securities

For each Fund (other than Realty Shares): the Fund may not purchase restricted or illiquid securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and, for Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund determined to be liquid).

Other Investment Companies

For each Fund (other than Realty Shares): the Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

Short Sales

For each Fund (other than Active Commodities Strategy Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): the Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.

Options

For each Fund (other than Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund): the Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

Oil, Gas and Minerals

For each Fund (other than Active Commodities Strategy Fund, Institutional Global Realty Shares, Institutional Realty Shares, MLP & Energy Opportunity Fund, Real Assets Fund and Realty Shares): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Pledging, Mortgaging or Hypothecation of Assets

For each Fund (other than Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Realty Shares and Real Assets Fund): the Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.

Purchasing Securities on Margin

For each Fund (other than Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed under the direction of its Board of Directors. Each Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, subadvisors, administrator, co-administrator, custodian and Boston Financial Data Services, Inc. (the Transfer Agent). The Boards of Directors of Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund and Real Assets Fund also approve agreements with Cohen & Steers Asia Limited (CNS Asia), and Cohen & Steers UK Limited (CNS UK), the investment sub-advisors for those respective Funds (each of CNS Asiaand CNS UK are referred to in this SAI as a Subadvisor and collectively as the Subadvisors). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator and sub-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The Directors and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer is also a Director or officer of some or all of the twenty-two funds in the Cohen & Steers Fund Complex.

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Name, Address(1) and Age	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Interested Directors(4)
Robert H. Steers Age: 60	Director and Chairman	Until Next Election of Directors	Chief Executive Officer of the Advisor and its parent, Cohen & Steers, Inc. (CNS), since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC, the Funds’ distributor (the Distributor).	21	Since 1991
Joseph M. Harvey(5) Age: 50	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of the Advisor.	16	Since 2014
Independent Directors
Michael Clark Age: 49	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

Bonnie Cohen Age: 71	Director	Until Next Election of Directors	Consultant. Board member, United States Department of Defense Business Board, 2010-2014; Advisory Board member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, Telluride Mountain Film Festival since 2010; Board member, DC Public Library Foundation since 2012, President since 2014.	21	Since 2001

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Name, Address(1) and Age	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
George Grossman Age: 60	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Richard E. Kroon Age: 71	Director	Until Next Election of Directors	Member of Investment Committee, Monmouth University since 2004; Former Director Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004

Richard J. Norman Age: 70	Director	Until Next Election of Directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001

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Name, Address(1) and Age	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Frank K. Ross Age: 69	Director	Until Next Election of Directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Former Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Former Board Member of NCRIC Inc. from 2004 to 2005; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington DC offices from 1977 to 2003.	21	Since 2004

C. Edward Ward, Jr. Age: 68	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York, 2004 to 2014; Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	21	Since 2004

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Directors).
(5)	Effective July 1, 2014, Mr. Harvey is a director of 16 funds in the Cohen & Steers Fund Complex.

Each Director, other than Messrs. Clark and Harvey, who were appointed to the Board in June 2011 and July 2014, respectively, has been a Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.

•

Michael Clark—Prior to becoming a Director of various Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director at Deutsche Asset Management for over 5 years. Prior to then, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 24 years of investment management and financial services industry experience.

•

Bonnie Cohen—In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year. She also has served in high ranking positions within the federal government. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•

George Grossman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contract Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service provider.

•

Richard E. Kroon—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the Cohen & Steers Fund Complex’s lead Independent Director since 2006, acting as liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of investment and management experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

•

Richard J. Norman—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committee since 2004, acting as liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of business experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•

Frank K. Ross—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committee since 2004, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, when the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•

C. Edward Ward Jr.—In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the NYSE. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (Independent Directors). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairmen of the Boards are interested persons of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

Officers of the Funds. The officers of the Funds (other than Messrs. Steers and Harvey, whose biographies are provided above) their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

ALL FUNDS

Name, Address(1) and Age	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
Adam M. Derechin Age: 49	President and Chief Executive Officer	Chief Operating Officer of the Advisor since 2003 and prior to that, Senior Vice President of the Advisor.	2005
Francis C. Poli Age: 51	Secretary	Executive Vice President, Secretary and General Counsel of the Advisor since March 2007. Prior to that, General Counsel of Allianz Global Investors of America LP.	2007

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Name, Address(1) and Age	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of the Advisor since 2010 and prior to that Vice President and Associate General Counsel since July 2007. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007. Associate at Stradley, Ronon, Stevens & Young, LLP (law firm) from 2001 to 2003.	2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of the Advisor since 2006.	2006
Lisa Phelan Age: 46	Chief Compliance Officer	Senior Vice President and Director of Compliance of the Advisor since 2007 and prior to that Vice President since 2006. Prior to joining the Advisor in 2004, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004.	2006
Neil Bloom Age 43	Assistant Treasurer	Vice President of the Advisor since August 2008. Prior thereto, Senior Tax Manager at KPMG, LLP (accounting firm) from 2004 to 2008.	2009

ACTIVE COMMODITIES STRATEGY FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Nicholas Koutsoftas Age: 40	Vice President	Senior Vice President of the Advisor since 2013. Prior to joining the Advisor, Mr. Koutsoftas was a senior vice president, co-portfolio manager, and head of the Active Commodities strategy at GE Asset Management.	2013
Benjamin Ross Age: 42	Vice President	Senior Vice President of the Advisor since 2013. Prior to joining the Advisor, Mr. Ross was a co-portfolio manager of the Active Commodities strategy GE Asset Management. Prior to that, Mr. Ross was a senior trader at GEAM, leading the international equity trading desk. Before joining GE in 1996, he worked at State Street Bank & Trust.	2013

DIVIDEND VALUE FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Richard E. Helm Age: 55	Vice President	Senior Vice President of the Advisor since August 2005 and head of its large cap value portfolio management team. Prior to that, senior portfolio manager of WM Advisors Inc. since 2001.	2005

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GLOBAL INFRASTRUCTURE FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Robert Becker Age: 45	Vice President	Senior Vice President of the Advisor since December 2003. Prior thereto, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. He has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	2004

GLOBAL REALTY SHARES, INSTITUTIONAL GLOBAL REALTY SHARES, AND INTERNATIONAL REALTY FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Jon Cheigh Age: 41	Vice President	Executive Vice President of the Advisor since 2012 and prior to that Senior Vice President of the Advisor since 2005. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital.	2007

MLP & ENERGY OPPORTUNITY FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Robert Becker Age: 45	Vice President	Senior Vice President of the Investment Manager since December 2003. Prior thereto, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. He has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.	2004
Benjamin Morton Age: 39	Vice President	Senior Vice President of the Investment Manager since 2003. Prior to joining the Investment Manager, he was the chief strategist for preferred securities at Merrill Lynch & Co.	2004

PREFERRED SECURITIES AND INCOME FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
William F. Scapell Age: 47	Vice President	Executive Vice President of the Advisor since 2014 and prior to that Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	2010

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REAL ASSETS FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Vincent L. Childers Age: 37	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, he was a portfolio manager for real asset strategies at AllianceBernstein.	2013
Yigal D. Jhirad Age: 50	Vice President	Senior Vice President of the Advisor since 2007. Prior to that, executive director at Morgan Stanley and head of the portfolio and derivative strategies group.	Since Inception
Jon Cheigh Age: 41	Vice President	Executive Vice President of the Advisor since 2012 and prior to that Senior Vice President of the Advisor since 2005. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital.	2007
Nicholas Koutsoftas Age: 40	Vice President	Senior Vice President of the Advisor since 2013. Prior to joining the Advisor, Mr. Koutsoftas was a senior vice president, co-portfolio manager, and head of the Active Commodities strategy at GE Asset Management.	2013

REALTY SHARES AND INSTITUTIONAL REALTY SHARES

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas Bohjalian Age: 48	Vice President	Executive Vice President of the Advisor since 2012 and prior to that Senior Vice President of the Advisor since 2006. Prior to that, Vice President of Advisor from 2003 to 2005. Prior thereto, Vice President at AEW Capital Management.	2006
Jon Cheigh Age: 41	Vice President	Executive Vice President of the Advisor since 2012 and prior to that Senior Vice President of the Advisor since 2005. Prior to joining the Advisor, Mr. Cheigh was a vice president and senior research analyst for Security Capital.	2007

REAL ESTATE SECURITIES FUND

Name, Address(1) and Age	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)
Thomas Bohjalian Age: 48	Vice President	Executive Vice President of the Advisor since 2012 and prior to that Senior Vice President of the Advisor since 2006. Prior to that, Vice President of Advisor from 2003 to 2005. Prior thereto, Vice President at AEW Capital Management.	2006
Yigal D. Jhirad Age: 50	Vice President	Senior Vice President of the Advisor since 2007. Prior to that, executive director at Morgan Stanley and head of the portfolio and derivative strategies group.	2010

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.

(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.

All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2013.

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—Over $100,000

	Active Commodities Strategy Fund(1)	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund(1)	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers	A	E	E	E	A	E	E	A	A	A	A	A	E
Martin Cohen(2)(3)	A	A	A	A	A	A	A	A	A	A	A	A	E
Joseph M. Harvey(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael Clark	A	C	C	A	A	A	A	A	C	A	A	A	E
Bonnie Cohen(3)	A	A	D	D	A	A	C	A	E	A	C	B	E
George Grossman	A	A	A	C	A	A	A	A	A	A	C	B	D
Richard E. Kroon	A	A	A	A	A	A	A	A	A	A	A	A	E
Richard J. Norman	A	A	A	A	A	A	A	A	A	A	A	A	E
Frank K. Ross	A	B	A	C	A	C	A	A	A	A	A	C	E
C. Edward Ward, Jr.	A	B	B	B	A	A	C	A	B	B	B	B	D

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the MLP & Energy Opportunity Fund commenced operations on December 20, 2013.
(2)	Effective June 30, 2014, Martin Cohen is no longer a director of the funds in the Cohen & Steers Fund Complex.
(3)	Martin Cohen and Bonnie Cohen are unrelated.
(4)	Effective July 1, 2014, Joseph M. Harvey is a director of 16 funds in the Cohen & Steers Fund Complex.

Conflicts of Interest. No Independent Director and none of their immediate family members, own any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. Each Fund’s Board of Directors has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committees are Messrs. Clark, Norman and Ward. The members of the Audit Committees are Ms. Cohen and Messrs. Clark, Ross, Kroon and Grossman. The members of the Dividend Committee are Ms. Cohen and Messrs. Clark and Kroon.

For each Fund, the Audit, Nominating, Contract Review, Governance and Dividend Committees met three, one, one, four and two times, respectively during the fiscal year ended December 31, 2013.

The function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of each Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. Each Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and Subadvisors (if applicable) and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the closed-end Funds’ process for determining distributions.

Board’s Oversight Role in Management. Each Board’s role in management of its Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. Each Board also receives reports from counsel to the Funds and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of the Directors by the Funds as of the date of this SAI for the fiscal year ended February 28, 2014 for Dividend Value Fund and December 31, 2013 for all other funds and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2013. Officers of the Funds and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from any one Fund, except Realty Shares. The Independent Directors are paid an annual base retainer of $107,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. The Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, and the Contract Review and Governance Committee Chairmen are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairperson of the Dividend Committee is paid $10,000 per year in the aggregate for her work in connection with the declaration of distributions for the Cohen & Steers closed-end funds. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Directors by Fund Complex,” represents the compensation paid by the twenty-two funds that each Director served in the Fund Complex during the year ended December 31, 2013 (including Cohen & Steers Emerging Markets Real Estate Fund, which liquidated on April 25, 2014). The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Active Commodities Strategy Fund(1)	Dividend Value Fund	Global Infra struc ture Fund	Global Realty Shares	Institu tional Global Realty Shares	Insti tutional Realty Shares	Inter national Realty Fund	MLP & Energy Oppor tunity Fund(1)	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compen sation Paid to Director by Fund Complex
Michael Clark, Director	N/A	$1,911	$860	$3,258	$3,687	$18,542	$6,803	N/A	$16,812	$700	$9,039	$38,348	$147,500
Bonnie Cohen, Director	N/A	$1,911	$860	$3,258	$3,687	$18,542	$6,803	N/A	$16,812	$700	$9,039	$38,348	$157,500
Martin Cohen,(2)(3) Director and Co-Chairman	N/A	$0	$0	$0	$0	$0	$0	N/A	$0	N/A	$0	$0	$0
George Grossman, Director and Contract Review Committee Chairman	N/A	$2,170	$976	$3,700	$4,187	$21,056	$7,726	N/A	$19,091	$795	$10,265	$43,548	$167,500
Joseph M. Harvey,(2)(4)	N/A	$0	$0	$0	$0	$0	$0	N/A	$0	N/A	$0	$0	$0
Richard E. Kroon, Director and Lead Independent Director	N/A	$2,559	$1,151	$4,363	$4,937	$24,827	$9,109	N/A	$22,511	$937	$12,103	$51,348	$197,500
Richard J. Norman, Director and Governance Committee Chairman.	N/A	$2,170	$976	$3,700	$4,187	$21,056	$7,726	N/A	$19,091	$795	$10,265	$43,548	$167,500
Frank Ross, Director and Audit Committee Chairman	N/A	$2,235	$1,006	$3,810	$4,312	$21,685	$7,956	N/A	$19,661	$819	$10,571	$44,848	$172,500
Robert H. Steers,(2) Director and Co-Chairman	N/A	$0	$0	$0	$0	$0	$0	N/A	$0	N/A	$0	$0	$0
C. Edward Ward Jr., Director	N/A	$1,911	$860	$3,258	$3,687	$18,542	$6,803	N/A	$16,812	$700	$9,039	$38,348	$147,500

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the MLP & Energy Opportunity Fund commenced operations on December 20, 2013.
(2)	Interested Director.
(3)	Effective June 30, 2014, Martin Cohen is no longer a director of the funds in the Cohen & Steers Fund Complex.
(4)	Effective July 1, 2014, Joseph M. Harvey is a director of 16 funds in the Cohen & Steers Fund Complex.

PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.

As of the dates indicated below, the following principal holders owned 5% or more of a Class of shares of each Fund that has commenced operations as of the date of this SAI as follows:

Real Assets Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	9.18%
Harborside Financial Center	C	20.69%
Plaza 2, 3rd Floor
Jersey City, NJ 07311

UBS WM USA	A	84.30%
OMNI ACCOUNT M/F	C	30.73%
ATTN Department Manager
1000 Harbor BLVD Fl 5
Wehawken, NJ 07086-6761

Merrill Lynch	C	41.17%
For Exclusive Benefit of Our Customers	I	51.51%
4800 Deer Lake Dr. East—2nd Floor
Jacksonville, FL 32246-6484

Cohen & Steers Capital Management Inc	I	35.79%
Attn Jim McAdams
280 Park Avenue, Fl 10
New York, NY 10017-1216

Charles Schwab & Co Inc	I	7.36%
Reinvest Account	Z	43.31%
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94101-4151

NFS LLC FEBO	R	49.28%
George C. Hackler
George C. Hackler TTEE
U/A 05/11/2011
PO Box 2445
Corrales, NM 87048-2445

Name and Address	Fund Classes	Percentage of Total Shares Held
NFS LLC FEBO	R	10.75%
FMT CO Custodian IRA Rollover
FBO Charles T. Crespy
111 Russell St
Mount Pleasant, MI 48858-1961

NFS LLC FEBO	R	9.09%
FMTC Custodian—Roth BDA
NSPS John Ziesemer
14330 N Klug Ln
Mequon, WI 53097-1611

Raymond James Trust FBO	R	25.89%
Hackler GST Tax Exempt Trust FBO
George Hackler
PO BOX 14407
St Petersburg, FL 33733-4407

PIMS/Prudential Retirement	Z	26.55%
As Nominee For The TTEE/CUST PL 763
Archer & Greiner
One Centennial Sq
Haddonfield, NJ 08033-2454

Dividend Value Fund (as of May 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	6.03%
Harborside Financial Center	C	9.31%
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Merrill Lynch	A	17.04%
For Exclusive Benefit of Our Customers	C	63.70%
FDS—Attn: Michael Ceglio	I	21.09%
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	15.3%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

UBS WM USA	A	22.49%
Omni Account M/F	C	11.29%
Attn: Department Manager
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Name and Address	Fund Classes	Percentage of Total Shares Held
First Clearing LLC	A	7.61%
For Exclusive Benefit of Our Customer	C	6.51%
2801 Market Street
St. Louis, MO 63103

UBATCO & CO FBO Aces Trust Fund	I	47.39%
6811 S. 27th Street
Lincoln, NE 68512-4823

MAC & CO	I	12.07%
ATTN Mutual Funds
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198

NFS LLC FEBO	I	5.08%
State Street Bank Trust Co
1200 Crown Colony Dr.
Quincy, MA 02169-0938

LOCKHEED MARTIN CORP	I	7.11%
Statestreet Bank & Trust TTEE
2 Avenue DeLaFayette; STE 3
Boston, MA 02111-1748

Global Infrastructure Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC 1	A	11.78%
Pershing Plaza	B	16.33%
Jersey City, NJ 07399-0002

Charles Schwab & Co., Inc.	A	8.32%
Reinvest Account	I	21.70%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	26.50%
For Exclusive Benefit of Our Customers	B	25.88%
FDS—Attn: Michael Ceglio	C	34.78%
4800 Deer Lake Drive East	I	15.46%
2nd Floor
Jacksonville, FL 32246-6484

UBS WM USA	A	8.55%
Omni Account	C	9.66%
Attn: Department Manager
100 Harbor Blvd., Fl 5
Weehawken, NJ 07086-6761

Name and Address	Fund Classes	Percentage of Total Shares Held
First Clearing LLC	A	10.11%
For Exclusive Benefit of Our Customers	B	29.98%
2801 Market Street	C	11.45%
St. Louis, MO 63103

Morgan Stanley Smith Barney	C	26.77%
Harborside Financial Center	I	18.15%
Plaza 2, 3rd Floor
Jersey City, NJ 07311

NFS LLC FEBO	B	7.60%
Ronald N. Griffin
Elaine A. Polizzi
31 W. 186 Rohrssen Rd.
Elgin, IL 60120-7542

NFS LLC FEBO	B	5.27%
NFS/FMTC IRA
FBO Muriel Stedman
20 Tom St
Danielson, CT 06239-1427

NFS LLC FEBO	B	5.27%
NFS/FMTC IRA
FBO Phillip Stedman
20 Tom St
Danielson, CT 06239-1427

NFS LLC FEBO	I	14.02%
Busey Trust Company
100 W. University Avenue
Champaign, IL 61820-8801

Global Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	14.22%
Reinvest Account	I	21.26%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	10.01%
For Exclusive Benefit of Our Customers	B	15.72%
FDS—Attn: Michael Ceglio	C	36.40%
4800 Deer Lake Drive East	I	29.05%
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC	B	49.90%
1 Pershing Plaza	C	7.26%
Jersey City, NJ 07399-0002

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	5.85%
Harborside Financial Center	B	7.41%
Plaza 2, 3rd Floor	C	27.69%
Jersey City, NJ 07311	I	19.75%

First Clearing LLC	B	12.08%
For Exclusive Benefit of Our Customers	C	7.21%
2801 Market Street	I	11.98%
St. Louis, MO 63103

UBS WM USA	A	32.52%
Omni Account M/F	C	12.40%
Attn: Department Manager
1000 Harbor Blvd., Fl. 5
Weehawken, NJ 07086-6761

Institutional Global Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	N/A	41.58%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

UBS WM USA	N/A	6.18%
Omni Account W/F
Attn: Department Manager
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

The Employee Retirement Plan of	N/A	6.32%
The National Education Association
1201 16th St NW STE 210
Washington, D.C. 20036-3201

Institutional Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
NFS LLC FEBO	N/A	12.16%
FIIOC as agent for Qualified Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

Charles Schwab & Co., Inc.	N/A	43.97%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

International Realty Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	8.04%
For Exclusive Benefit of Our Customers	C	30.87%
FDS—Attn: Michael Ceglio	I	9.03%
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	16.11%
Reinvest Account	I	67.38%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Pershing LLC	A	6.57%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Morgan Stanley Smith Barney	A	8.96%
Harborside Financial Center	C	28.47%
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Maxim Series Fund, Inc.	A	10.98%
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002

UBS WM USA	A	14.15%
Omni Account M/F	C	11.85%
Attn: Department Manager
1000 Harbor Blvd., Fl. 5
Weehawken, NJ 07086-6761

First Clearing LLC	C	9.03%
For Exclusive Benefit of our Customers
2801 Market Street
St. Louis, MO 63103

Preferred Securities and Income Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	17.88%
For Exclusive Benefit of Our Customers	C	46.42%
FDS—Attn: Michael Ceglio	I	21.99%
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	21.27%
Reinvest Account	I	7.75%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Name and Address	Fund Classes	Percentage of Total Shares Held
First Clearing LLC	A	7.70%
For Exclusive Benefit of Our Customers	C	13.19%
2801 Market Street	I	8.62%
St. Louis, MO 63103

UBS WM USA	A	14.97%
Omni Account M/F	C	10.37%
Attn: Department Manager
1000 Harbor Blvd., Fl. 5
Weehawken, NJ 07086-6761

Morgan Stanley Smith Barney	A	6.66%
Harborside Financial Center	C	17.18%
Plaza 2, 3rd Floor	I	10.22%
Jersey City, NJ 07311

Real Estate Securities Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	A	21.07%
1 Pershing Plaza	B	8.81%
Jersey City, NJ 07399-0002

Merrill Lynch	A	9.28%
For Exclusive Benefit of Our Customers	B	25.14%
FDS—Attn: Michael Ceglio	C	43.91%
4800 Deer Lake Drive East	I	7.25%
2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	A	5.40%
Harborside Financial Center	B	13.51%
Plaza 2, 3rd Floor	C	18.87%
Jersey City, NJ 07311	I	8.30%

First Clearing LLC	B	22.93%
For Exclusive Benefit of Our Customers	C	9.80%
2801 Market Street
St. Louis, MO 63103

UBS WM USA	A	15.31%
Omni Account M/F	B	5.47%
Attn: Department Manager	C	7.75%
1000 Harbor Blvd., Fl. 5
Weehawken, NJ 07086-6761

Charles Schwab & Co., Inc.	A	23.01%
Reinvest Account	I	71.78%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
First Clearing LLC	N/A	11.98%
For Exclusive Benefit of Our Customers
2801 Market Street
St. Louis, MO 63103

Morgan Stanley Smith Barney	N/A	6.31%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Charles Schwab & Co., Inc.	N/A	35.30%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

NFS LLC FEBO	N/A	5.25%
FIIOC as agent for Qualified Employee Benefit Plans (401K)
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

As of the date specified, the following principal holders owned 25% or more of the total outstanding shares of each Fund as follows:*

International Realty Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	I	67.38%
SPECIAL CUSTODY A/C FBO CUSTOMERS
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	C	30.87%
For Exclusive Benefit of Our Customers
4800 Deer Lake Dr. East—2nd Floor
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	C	28.47%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

Real Estate Securities Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	I	71.78%
Attn: Mutual Funds Operations 120/2
101 Montgomery Street
San Francisco, CA 94101-4151

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	B	25.14%
For Exclusive Benefit of Our Customers	C	43.91%
4800 Deer Lake Dr. East—2nd Floor
Jacksonville, FL 32246-6484

Preferred Securities and Income Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	C	46.42%
For Exclusive Benefit of Our Customers
4800 Deer Lake Dr. East—2nd Floor
Jacksonville, FL 32246-6484

Dividend Value Fund (as of May 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
UBATCO & Co FBO Aces Trust Fund	I	47.39%
6811 S 27th Street
Lincoln, NE 68512-4823

Merrill Lynch	C	63.70%
For Exclusive Benefit of Our Customers
FDS—Attn: Michael Ceglio
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Institutional Global Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co Inc	N/A	41.58%
Reinvest Account
Attn Mutual Funds
101 Montegomery St
San Francisco, CA 94101-4151

Institutional Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co Inc	N/A	43.97%
Reinvest Account
Attn Mutual Funds
101 Montegomery St
San Francisco, CA 94101-4151

Real Assets Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA	A	84.30%
Omni Account W/F	C	30.73%
Attn: Department Manager
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Name and Address	Fund Classes	Percentage of Total Shares Held
Cohen & Steers Capital Management Inc	I	35.79%
Attn Jim McAdams
280 Park Avenue, Fl 10
New York, NY 10017-1216

Merrill Lynch	C	41.17%
For Exclusive Benefit of Our Customers	I	51.51%
4800 Deer Lake Drive East—2nd Floor
Jacksonville, FL 32246-6484

NFS LLC FEBO	R	49.28%
George C. Hackler
George C. Hackler TTEE
U/A 05/11/2011
PO Box 2445
Corrales, NM 87048-2445

Raymond James Trust FBO	R	25.89%
Hackler GST Tax Exempt Trust FBO
George Hackler
PO BOX 14407
St Petersburg, FL 33733-4407

PIMS/Prudential Retirement	Z	26.55%
As Nominee For The TTEE/CUST PL 763
Archer & Greiner
One Centennial Sq
Haddonfield, NJ 08033-2454

Charles Schwab & Co., Inc.	Z	43.31%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co Inc	N/A	35.30%
Reinvest Account
Attn Mutual Funds
101 Montegomery St
San Francisco, CA 94101-4151

Global Realty Shares (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	C	36.40%
For Exclusive Benefit of Our Customers	I	29.05%
4800 Deer Lake Dr. East—2nd Floor
Jacksonville, FL 32246-6484

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	C	27.69%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

UBS WM USA	A	32.52%
Omni Account W/F
Attn: Department Manager
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Pershing LLC	B	49.90%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Global Infrastructure Fund (as of March 31, 2014)

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	26.50%
For Exclusive Benefit of Our Customers	B	25.88%
4800 Deer Lake Dr. East—2nd Floor	C	34.78%
Jacksonville, FL 32246-6484

Morgan Stanley Smith Barney	C	26.77%
Harborside Financial Center
Plaza 2, 3rd Floor
Jersey City, NJ 07311

First Clearing LLC	B	29.98%
For Exclusive Benefit of our Customers I 5.40%
2801 Market Street
St. Louis, MO 63103

MANAGEMENT OWNERSHIP

As of May 31, 2014 with respect to Dividend Value Fund and March 31, 2014 with respect to all other Funds except Real Assets Fund, Directors and officers of each Fund as a group owned less than 1% of their respective Fund’s outstanding shares. As of March 31, 2014, Directors and Officers owned 47% of Real Assets Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017, is the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” As of June 30, 2014, the Advisor managed approximately $52.3 billion in assets.

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds. Messrs. Cohen and Steers are deemed “controlling persons” of the Advisor on the basis of their ownership of stock in CNS.

Pursuant to investment advisory agreements (each, an Investment Advisory Agreement) with each of Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares, and investment management agreements (each, an Investment Management Agreement) with Institutional Global Realty Shares and Institutional Realty Shares, the Advisor furnishes a continuous investment program for each Fund’s portfolio, and has overall responsibility for directing the investments of each Fund in accordance with each Funds’ investment objective, policies and limitations, subject to the general supervision of the Board of Directors of each Fund. With respect to Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund and Real Assets Fund, the Advisor is also responsible for supervising the Subadvisors.

Under each Investment Advisory Agreement or Investment Management Agreement, as applicable, the Fund pays the Advisor a monthly advisory or management fee equal to an annual percentage of the average daily NAV of the Fund. The fee that each Fund pays pursuant to its Investment Management Agreement or Investment Advisory Agreement, as applicable, is set forth in the table below. In addition, the Advisor has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Active Commodities Strategy Fund	1.00%	Through June 30, 2016, the Advisor has agreed to waive the Fund’s total annual operating expenses to 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.25% for Class Z shares and, effective September 30, 2014, 1.60% for Class R shares and 1.10% for Class Z shares, subject to the exclusions described in the applicable Fund Prospectus.
Dividend Value Fund*	0.80% for assets up to and including $1.5 billion; 0.70% for assets above $1.5 billion	Through June 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, and, effective September 30, 2014, 1.15% for Class R shares and 0.65% for Class Z shares, subject to the exclusions described in the applicable Fund Prospectus.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Global Infrastructure Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	Through June 30, 2016, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.50% for the Class A shares, 2.15% for Class B shares and Class C shares, 1.15% for Class I shares, and, effective September 30, 2014, 1.65% for Class R shares and 1.15% for Class Z shares, subject to the exclusions described in the applicable Fund Prospectus.
Global Realty Shares*	0.90%	Through June 30, 2016, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Funds’ total operating expenses at 1.40% for Class A shares, 2.05% for Class B and Class C shares, 1.05% for Class I shares, and, effective September 30, 2014, 1.55% for Class R shares and 1.05% for Class Z shares, subject to the exclusions described in the applicable Fund Prospectus.
Institutional Global Realty Shares**	1.00%	The Advisor has agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 1.00% of average daily net assets. This commitment will remain in place for the life of the Fund.
Institutional Realty Shares**	0.75%	The Advisor has agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund.
International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Through June 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.35% for Class A Shares, 2.00% for Class C Shares and 1.00% for Class I Shares, subject to exclusion described in the applicable Fund prospectus.
MLP and Energy Opportunity Fund*	1.00%	Through March 31, 2015, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares and, after April 1, 2015 through June 30, 2016, 1.75% for Class R shares and 1.25% for Class Z shares.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Preferred Securities and Income Fund*	0.70%	Through June 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.15% for Class A Shares, 1.80% for Class C Shares, 0.80% for Class I Shares, and, effective September 30, 2014, 1.30% for Class R shares and 0.80% for Class Z shares.
Real Assets Fund*	0.90%	Through June 30, 2016, the Advisor has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the subsidiary to 1.35% for the Class A shares, 2.00% for the Class C share, 1.00% for Class I shares, 1.50% for Class R Shares and 1.15% for Class Z shares and, effective September 30, 2014, 1.00% for Class Z shares.
Real Estate Securities Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	N/A
Realty Shares***	0.85% for assets up to and including $1.5 billion; 0.75% for assets above $1.5 billion	N/A

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily NAV.
**	The Advisor pays all expenses of the Fund except for brokerage fees, taxes, interest, fees and expenses of the Independent Directors (including fees and expenses of independent counsel and other independent consultants to the Independent Directors), trade organization membership dues, federal and state registration fees and, upon approval of the Board of Directors, extraordinary expenses.
***	Effective August 1, 2014, the Fund’s advisory fee is 0.85% for assets up to and including $1.5 billion, 0.75% of such assets between $1.5 billion and $7.5 billion and 0.70% of such assets in excess of $7.5 billion.

For the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, the Advisor received advisory or management fees in the following amounts:

	2014	2013		2012		2011
Active Commodities Strategy Fund(1)	N/A	N/A		N/A		N/A
Global Infrastructure Fund	N/A	$893,850		$689,769		$706,883
Global Realty Shares	N/A	$4,089,791		$3,662,819		$3,900,443
Institutional Global Realty Shares	N/A	$5,193,841		$5,414,427		$5,574,628
Institutional Realty Shares	N/A	$19,280,105		$16,451,028		$11,839,303
International Realty Fund	N/A	$9,030,797		$10,218,933		$12,634,009
Preferred Securities and Income Fund	N/A	$15,811,716		$8,643,346		$3,041,712
Real Assets Fund(1),(2)	N/A	$843,395	(2)	$466,525	(2)	N/A
Real Estate Securities Fund	N/A	$9,386,880		$7,311,443		$4,358,300

	2014	2013	2012	2011
Realty Shares	N/A	$41,550,134	$35,934,818	$28,997,865
Dividend Value Fund	$2,095,440	$1,646,285	$1,088,190	$1,593,979
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.
(2)	A portion of this fee includes subadvisory fees paid to Gresham Investment Management LLC and Investec Asset Management US Ltd.

For the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each of the following Funds other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)	N/A	N/A	N/A	N/A
Global Infrastructure Fund	N/A	$7,839	$146,869	$103,970
Global Realty Shares*	N/A	$81,063	N/A	N/A
Institutional Global Realty Shares	N/A	$69,851	$117,627	$151,018
Institutional Realty Shares	N/A	$388,870	$355,442	$328,226
International Realty Fund**	N/A	$2,065,168	N/A	N/A
Preferred Securities and Income Fund	N/A	$2,620,696	$1,513,839	$1,015,531
Real Assets Fund(1)	N/A	$739,311	$578,263	N/A
Dividend Value Fund	$1,036,109	$740,348	$494,670	$588,359
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A

*	Effective July 1, 2013 through June 30, 2015, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred so that total annual Fund operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares.
**	Effective January 1, 2013 through June 30, 2015, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred so that total annual Fund operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.35% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares.
(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

Therefore, for the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each of the following Funds other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, the net management fee or advisory fees paid by these Funds were as follows:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)	N/A	N/A	N/A	N/A
Global Infrastructure Fund	N/A	$886,011	$542,900	$602,913
Global Realty Shares*	N/A	$4,008,728	N/A	N/A
Institutional Global Realty Shares	N/A	$5,123,990	$5,296,800	$5,423,610
Institutional Realty Shares	N/A	$18,891,235	$16,095,586	$11,511,077
International Realty Fund**	N/A	$6,965,629	N/A	N/A
Preferred Securities and Income Fund	N/A	$13,191,020	$7,129,507	$2,026,181
Real Assets Fund(1)	N/A	$104,084	N/A	N/A
Dividend Value Fund	$1,059,331	$905,937	$593,520	$1,005,620
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A

*	Effective July 1, 2013 through June 30, 2015, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred so that total annual Fund operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class B and Class C shares and 1.05% for Class I shares.
**	Effective January 1, 2013 through June 30, 2015, the Advisor has agreed to waive its fee and/or reimburse the Fund for expenses incurred so that total annual Fund operating expenses (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.35% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares.

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund ccommenced operations on January 31, 2012.

The Advisor also provides the Funds with such personnel as the Funds may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the co-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreements. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The cost to a Fund for these services must be agreed to by a Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares do not pay for these services performed by officers of the Advisor or its affiliates. A Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to a Fund.

THE SUBADVISORS

With respect to Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund and Real Assets Fund (each, a Subadvised Fund and collectively, the Subadvised Funds), the Advisor has entered into subadvisory agreements (each, a Subadvisory Agreement) with each of the Subadvisors. References in this SAI to activities and responsibilities of the Advisor with respect to a SubAdvised Fund may be performed by one or more of the Subadvisors pursuant to the Subadvisory Agreements with the Advisor.

Each of the Subadvisors provides investment advisory and research services in connection with managing the investments of the Subadvised Funds. CNS UK is located at 21 Sackville Street, 4th floor, London, U.K. and CNS Asia is located at 1201-2, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. As of March 31, 2014, CNS Asia and CNS UK managed approximately $3.1 billion and $4.3 billion respectively.

Effective October 1, 2009, except with respect to Real Assets Fund and MLP & Energy Opportunity Fund, the Advisor allocates 50% of the advisory fee received from each Fund among itself and each of CNS Europe (until December 31, 2012), CNS Asia and CNS UK based on the portion of each Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from each Fund. Prior to October 1, 2009, the Advisor paid CNS Asia, CNS UK and CNS Europe 16.3%, 6.3% and 6.3%, respectively, of the advisory fee received by the Advisor from each Fund.

The Advisor allocates the advisory fee received from Real Assets Fund and MLP & Energy Opportunity Fund among itself and each of CNS Europe (until December 31, 2012) for Real Assets Fund, CNS Asia and CNS UK for both Real Assets Fund and MLP & Energy Opportunity Fund using the same methodology as set forth in the preceding paragraph.

For the fiscal years ended December 31, 2013, 2012 and 2011, the Advisor paid each of CNS Asia, CNS UK and CNS Europe the following subadvisory fees with respect to each Subadvised Fund.

CNS Europe*

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	International Realty Fund	Real Assets Fund(1)
2013	N/A	N/A	N/A	N/A	N/A
2012	$29,976	$69,375	$90,830	$370,505	$2,417
2011	$58,486	$144,132	$173,083	$817,456	N/A

*	Effective December 31, 2012, each of the Subadvised Funds terminated its Subadvisory Agreement with Cohen & Steers Europe S.A. (CNS Europe).

CNS Asia

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	International Realty Fund	Real Assets Fund(1)	MLP & Energy Opportunity Fund(2)
2013	$107,489	$747,367	$799,316	$2,987,096	$25,997	N/A
2012	$81,080	$672,537	$827,408	$3,290,071	$13,879	N/A
2011	$84,791	$678,996	$824,991	$3,923,599	N/A	N/A

CNS UK

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	International Realty Fund	Real Assets Fund(1)	MLP & Energy Opportunity Fund(2)
2013	$130,499	$284,148	$305,913	$1,192,358	$23,705	N/A
2012	$73,353	$168,968	$207,408	$860,139	$5,173	N/A
2011	$58,486	$144,132	$173,083	$817,456	N/A	N/A

(1)	The Fund commenced operations on January 31, 2012.
(2)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the MLP & Energy Opportunity Fund commenced operations on December 20, 2013.

PORTFOLIO MANAGERS

Accounts Managed. The portfolio managers (each referred to as a portfolio manager) for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. The following tables show, as of December 31, 2013, unless otherwise indicated, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Active Commodities Strategy Fund
Nicholas Koutsoftas	1	$100	–0–	$–0–	–0–	$–0–
Benjamin Ross	1	$100	–0–	$–0–	–0–	$–0–
Dividend Value Fund
Richard E. Helm	5	$2,193	2	$495	7	$363	(1)
Christopher Rhine(2)	4	$1,994	2	$487	6	$252
Anatoliy Cherevach(2)	1	$357	–0–	$–0–	–0–	$–0–
Jamelah Leddy(2)	1	$357	–0–	$–0–	–0–	$–0–

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Global Infrastructure Fund
Robert Becker	5	$3,859	6	$790	3	$167
Ben Morton	6	$3,082	6	$790	2	$167
Global Realty Shares
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Luke Sullivan	4	$1,862	29	$5,461	19	$2,076
Charles McKinley	2	$928	26	$4,925	8	$748
William Leung	4	$1,862	29	$5,461	10	$1,536
Rogier Quirijns	3	$1,829	29	$5,461	10	$1,536
Institutional Global Realty Shares
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Luke Sullivan	4	$1,862	29	$5,461	19	$2,076
Charles McKinley	2	$928	26	$4,925	8	$748
William Leung	4	$1,862	29	$5,461	10	$1,536
Rogier Quirijns	3	$1,829	29	$5,461	10	$1,536
Institutional Realty Shares
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
Thomas Bohjalian	8	$12,728	7	$11,133	19	$2,076	(3)
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Jason Yablon	7	$8,539	–0–	$–0–	3	$880
International Realty Fund
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Luke Sullivan	4	$1,862	29	$5,461	19	$2,076
William Leung	4	$1,862	29	$5,461	10	$1,536
Rogier Quirijns	3	$1,829	29	$5,461	10	$1,536
MLP & Energy Opportunity Fund
Robert Becker	5	$3,859	6	$790	3	$167
Ben Morton	6	$3,082	6	$790	2	$167
Preferred Securities and Income Fund
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
William F. Scapell	9	$9,867	2	$8,726	8	$780
Real Assets Fund
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Yigal D. Jhirad	2	$453	–0–	$–0–	–0–	$–0–
Nicholas Koutsoftas	1	$100	–0–	$–0–	–0–	$–0–
Vincent Childers	1	$100	–0–	$–0–	–0–	$–0–
Real Estate Securities Fund
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)
Thomas Bohjalian	8	$12,728	7	$11,133	19	$2,076	(3)
Jason Yablon	7	$8,539	–0–	$–0–	3	$880
Realty Shares
Joseph M. Harvey	17	$18,663	34	$14,655	33	$4,170	(3)

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Bohjalian	8	$12,728	7	$11,133	19	$2,076	(3)
Jon Cheigh	7	$7,432	27	$3,522	13	$1,815
Jason Yablon	7	$8,539	–0–	$–0–	3	$880

(1)	One “Other Account”, with total assets of $77.3 million, is subject to performance based fees.
(2)	Effective August 1, 2014, Christopher Rhine, Anatoliy Cherevach and Jamelah Leddy are portfolio managers of Dividend Value Fund. Other accounts information is as of March 31, 2014.
(3)	One “Other Account”, with total assets of $80.4 million, is subject to performance based fees.

Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of December 31, 2013 for each Fund other than Dividend Value Fund, and February 28, 2014 with respect to Dividend Value Fund:

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—$100,001-$500,000

F—$500,001-$1,000,000

G—over $1,000,000

N/A—Not applicable (not a portfolio manager of the Fund)

Portfolio Manager	Active Commodities Strategy Fund(1)	Dividend Value Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Global Realty Shares	Institutional Realty Shares	International Realty Fund	MLP & Energy Opportunity Fund(1)	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Joseph M. Harvey	N/A	N/A	N/A	A	A	A	E	N/A	A	E	A	E
Richard E. Helm	N/A	E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
William F. Scapell	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	A	N/A	N/A
Robert Becker	N/A	N/A	C	N/A	N/A	N/A	N/A	A	N/A	A	N/A	N/A
Ben Morton	N/A	N/A	C	N/A	N/A	N/A	N/A	A	N/A	A	N/A	N/A
Gerios M. Rovers	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Roger Quirijns	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Luke Sullivan	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Charles McKinley	N/A	N/A	N/A	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thomas Bohjalian	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A	N/A	A	C
Jon Cheigh	N/A	N/A	N/A	A	A	A	A	N/A	N/A	A	N/A	A
Yigal D. Jhirad	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	B	N/A	N/A
Jason Yablon	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A	N/A	A	A	C
William Leung	N/A	N/A	N/A	A	A	N/A	A	N/A	N/A	N/A	N/A	N/A
Elaine Zaharis-Nikas	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Vincent Childers	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	C	N/A	N/A
Nicholas Koutsoftas	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Benjamin Ross	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Christopher Rhine(2)	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Anatoliy Cherevach(2)	N/A	C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jamelah Leddy(2)	N/A	E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014 and the MLP & Energy Opportunity Fund commenced on December 20, 2013.
(2)	Effective August 1, 2014, Christopher Rhine, Anatoliy Cherevach and Jamelah Leddy are portfolio managers of Dividend Value Fund. Ownership information is as of each Fund’s most recent fiscal year end.

Conflicts of Interest

Advisor, CNS Asia and CNS UK. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor and CNS Asia and CNS UK have procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or CNS Asia and/or CNS UK, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and CNS Asia and CNS UK strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), it is the general policy of the Advisor and CNS Asia and CNS UK to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or CNS Asia and/or CNS UK, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and CNS Asia and CNS UK, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and CNS Asia and CNS UK may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and CNS Asia and CNS UK, acting in their reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

The Advisor and CNS Asia and CNS UK, and the Funds, have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals

Advisor, CNS Asia and CNS UK. Compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the Advisor and CNS Asia and CNS UK’ parent, CNS. All investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS. The Advisor and CNS Asia and CNS UK compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager compared with appropriate peer groups or benchmarks. The Advisor and CNS Asia and CNS UK use a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, as set forth in following table:

Fund	Benchmark
Active Commodities Strategy Fund
Messrs. Koutsoftas and Ross	Bloomberg Commodity Index
Dividend Value Fund
Messrs. Helm, Rhine and Cherevach and Ms. Leddy(1)	Russell 1000 Value Index
Global Infrastructure Fund
Messrs. Becker and Morton	UBS Global 50/50 Infrastructure & Utilities Index
Global Realty Shares
Messrs. Harvey, Cheigh, Sullivan, McKinley, Quirijns and Leung	FTSE EPRA/NAREIT Developed Real Estate Index
Institutional Global Realty Shares
Messrs. Harvey, Cheigh, Sullivan, McKinely, Quirijns and Leung	FTSE EPRA/NAREIT Developed Real Estate Index
Institutional Realty Shares
Messrs. Harvey, Bohjalian, Cheigh and Yablon	FTSE NAREIT Equity REIT Index
International Realty Fund
Messrs. Harvey, Cheigh, Sullivan, Quirijns and Leung	FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index
MLP & Energy Opportunity Fund
Messrs. Becker and Morton	Primary: Alerian Energy Infrastructure Index Secondary: Alerian MLP Index

Fund	Benchmark
Preferred Securities and Income Fund
Messrs. Harvey and Scapell	BofA Merrill Lynch Capital Securities Index; BofA Merrill Lynch Fixed Rate Preferred Securities Index
Real Assets Fund
Messrs. Childers, Jhirad, Cheigh and Koutsoftas

Blended Benchmark—27.5% FTSE EPRA/NAREIT Developed Real Estate Index—net/27.5%

Dow Jones—UBS Commodity Index/15%

S&P Global Natural Resources Index—net/15%

Dow Jones—Brookfield Global Infrastructure Index/10%

BofA Merrill Lynch 1-3 Year U.S. Corporate Index/5% Gold Index

Real Estate Securities Fund
Messrs. Harvey and Bohjalian	FTSE NAREIT Equity REIT Index
Realty Shares
Messrs. Harvey, Bohjalian, Cheigh and Yablon	FTSE NAREIT Equity REIT Index

(1)	Effective August 1, 2014, Christopher Rhine, Anatoliy Cherevach and Jamelah Leddy are portfolio managers of Dividend Value Fund.

In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the funds’ and accounts’ success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor and CNS Asia and CNS UK varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s and CNS Asia and CNS UKs’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

Note that the Advisor has two accounts with performance-based advisory fees; however, these accounts do not impact the compensation of Messrs. Harvey or Helm.

In addition, Messrs. Helm, Rhine and Cherevach and Ms. Leddy, portfolio managers of the Dividend Value Fund, and the investment team that is assembled in Seattle, Washington to manage large cap value portfolios are entitled to additional compensation based on a percentage of revenues, less allocated expenses, associated with fees paid to Cohen & Steers with respect to large cap value portfolios.

ADMINISTRATIVE SERVICES

The Advisor performs certain administrative functions for each Fund, including (i) providing office space, telephone, office equipment and supplies for each Fund; (ii) paying the compensation of each Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of each Fund; (iv) supervising preparation of the periodic updating of each Fund’s registration statement, including the Prospectuses and SAI, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to each Fund’s shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of each Fund’s investment portfolio and the publication of the NAV of each Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to each Fund, including the custodian, Transfer Agent and printers; (viii) providing trading desk facilities for each Fund; (ix) supervising compliance by each Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for each Fund (other than those maintained by the custodian and Transfer Agent) and preparing and filing of tax reports other than each Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.

The Advisor provides these administrative services to Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares pursuant to an administration agreement with each of these Funds (the Administration Agreement). For its services under the Administration Agreement, the Advisor receives a monthly fee from each of the foregoing Funds at the annual rate of 0.08% in the case of Active Commodities Strategy Fund, 0.04% in the case of Dividend Value Fund, 0.06% in the case of International Realty Fund, 0.05% in the case of MLP & Energy Opportunity Fund, 0.05% in the case of Preferred Securities and Income Fund, 0.08% in the case of Real Assets Fund and 0.02% in the case of all other Funds. The Advisor provides these administrative services to Institutional Global Realty Shares and Institutional Realty Shares pursuant to each Fund’s Investment Management Agreement, at no additional fee to these Funds other than the fees paid under each Investment Management Agreement.

In accordance with the terms of the Administration Agreement or Investment Management Agreements, as applicable, and with the approval of each Fund’s Board of Directors, the Advisor has caused each Fund except MLP & Energy Opportunity Fund, to retain State Street Bank and Trust Company (State Street) under a fund accounting and administration agreement (the Co-Administration Agreement) with each Fund and MLP & Energy Opportunity Fund to retain U.S. Bancorp Fund Services, LLC (U.S. Bancorp) under a fund accounting and administration agreement (the Co-Administration Agreement with U.S. Bancorp). Under the Co-Administration Agreements, State Street and U.S. Bancorp have assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining each Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of each Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for each Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings and (iv) responding to shareholder inquiries.

Under the terms of the Co-Administration Agreement, Active Commodities Strategy Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares each pay State Street a monthly administration fee computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion, and 0.01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by each Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. Each of Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate

Securities Fund and Realty Shares is then responsible for its pro rata amount of the aggregate administration fee. In the case of Institutional Global Realty Shares and Institutional Realty Shares, the Advisor pays for the cost of State Street’s services without any additional charge to those Funds.

Under the terms of the Co-Administration Agreement with U.S. Bancorp, MLP & Energy Opportunity Fund pays a monthly administration fee based upon the average net assets of the Fund (including any subsidiary if applicable) at an annual rate equal to 0.06% of the first $400 million in assets and 0.04% of assets in excess of $400 million, with a minimum fee per fund of $90,000.

State Street also serves as each Fund’s custodian except for MLP & Energy Opportunity Fund for which, U.S. Bank National Association serves as custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. The Transfer Agent, an affiliate of State Street, has been retained by each Fund to provide transfer agency services.

For the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, the Advisor received administration fees from each Fund in the following amounts:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)	N/A	N/A	N/A	N/A
Dividend Value Fund	$104,772	$82,314	$54,410	$79,699
Global Infrastructure Fund	N/A	$23,836	$18,394	$18,850
Global Realty Shares	N/A	$90,884	$81,396	$86,677
Institutional Global Realty Shares	N/A	None	None	None
Institutional Realty Shares	N/A	None	None	None
International Realty Fund	N/A	$570,366	$645,406	$797,937
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A
Preferred Securities and Income Fund	N/A	$1,129,408	$617,382	$217,265
Real Assets Fund(1)	N/A	$74,968	$41,469	N/A
Real Estate Securities Fund	N/A	$250,317	$194,972	$116,221
Realty Shares	N/A	$1,068,004	$918,262	$733,277

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

DISTRIBUTOR

Cohen & Steers Securities, LLC located at 280 Park Avenue, New York, NY 10017 (the Distributor), serves as the Distributor of shares of each Fund.

For Class A and Class C shares of Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, and for Class B shares of Global Infrastructure Fund, Global Realty Shares and Real Estate Securities Fund, and Class R shares of Real Assets Fund, the Distributor receives compensation as described below under each Fund’s Distribution Plan. For Class R shares of Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, Real Estate Securities Fund, MLP & Energy Opportunity Fund and Preferred Securities and Income Fund, the Distributor will receive compensation under each Fund’s Distribution Plan beginning September 30, 2014.

With respect to Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares, which each offer only one class of shares and do not have a Distribution Plan, the Distributor serves without compensation.

The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of each Fund. The Distributor is a wholly-owned subsidiary of CNS. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Funds and the Distributor are affiliated persons of both entities.

For the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, the Distributor received the following combined commissions on sales of Class A, Class B and Class C shares of Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)(2)	N/A	N/A	N/A	N/A
Dividend Value Fund(2)	$8,891	$4,932	$5,337	$10,688
Global Infrastructure Fund(2)	N/A	$8,193	$6,340	$11,161
Global Realty Shares(2)	N/A	$38,798	$19,561	$38,535
International Realty Fund	N/A	$12,713	$14,206	$38,670
MLP & Energy Opportunity Fund(1)(2)	N/A	N/A	N/A	N/A
Preferred Securities and Income Fund(2)	N/A	$915,582	$528,214	$259,894
Real Assets Fund(1)	N/A	$4,207	$10,332	N/A
Real Estate Securities Fund(2)	N/A	$157,964	$73,964	$107,306

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

(2)	Effective September 30, 2014, the Fund offers Class R shares.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of each Fund’s investments except for MLP & Energy Opportunity Fund which has retained U.S. Bank National Association which has its principal business at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Transfer Agent, which has its principal business at P.O. Box 8123, Boston, Massachusetts 02266-8123 provides transfer and dividend disbursing agency services to each Fund.

Neither State Street, U.S. Bank nor the Transfer Agent has any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

PROXY VOTING

The Funds’ Boards of Directors have delegated to the Advisor and, as applicable, the Subadvisors the responsibility for voting proxies on behalf of each Fund, and have determined that the Advisor and, as applicable, the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the proxy voting policies and procedures for the Advisor and each Subadvisor is set forth in Appendix A.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available (i) without charge, upon request, by calling toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

CODE OF ETHICS

The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor, CNS Asia and CNS UK. Subject to the supervision of the Board of Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and each Subadvisor will only cause a Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

In addition, the Advisor and each Subadvisor may receive research services from a broker in connection with initiating portfolio transactions for a Fund. Research services include pricing and market data services. The Advisor and each Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor and available for the benefit of other accounts advised by the Advisor, a Subadvisor and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s and the Subadvisors’ expenses, it is not possible to estimate its value, and in the opinion of the Advisor or a Subadvisor, it does not reduce the Advisor’s or a Subadvisor’s expenses in a determinable amount.

The extent to which the Advisor or a Subadvisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor and each Subadvisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Advisor and each Subadvisor do so in accordance with their judgment of the best interests of a Fund. The Advisor and each Subadvisor may also take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

For the fiscal years ended: (i) December 31, 2013, 2012 and 2011 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 and February 29, 2012 for Dividend Value Fund, each Fund paid total brokerage commissions in the following amounts:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)	N/A	N/A	N/A	N/A
Dividend Value Fund	$304,193	$140,106	$165,651	$87,460
Global Infrastructure Fund	N/A	$113,534	$150,850	$150,850
Global Realty Shares	N/A	$628,758	$902,744	$1,077,934
Institutional Global Realty Shares	N/A	$729,799	$1,318,574	$1,346,428
Institutional Realty Shares	N/A	$1,681,408	$3,020,564	$2,913,473
International Realty Fund	N/A	$1,054,414	$2,764,362	$4,028,891
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A
Preferred Securities and Income Fund	N/A	$144,639	$181,668	$135,489
Real Assets Fund(1)	N/A	$80,154	$88,481	N/A
Real Estate Securities Fund	N/A	$1,103,134	$1,541,630	$927,035
Realty Shares	N/A	$3,397,803	$6,324,621	$6,610,430

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

Of the amounts listed above, brokerage commission paid to brokers or dealers who provide research and investment information were as follows:

	2014	2013	2012	2011
Active Commodities Strategy Fund(1)	N/A	N/A	N/A	N/A
Dividend Value Fund	$34,268	$13,890	$75,443	$10,802
Global Infrastructure Fund	N/A	$26,129	$11,994	$86,795
Global Realty Shares	N/A	$124,734	$86,001	$434,877
Institutional Global Realty Shares	N/A	$147,662	$121,897	$573,166
Institutional Realty Shares	N/A	$434,833	$391,717	$1,282,326
International Realty Fund	N/A	$206,670	$191,002	$1,273,967
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A	N/A
Preferred Securities and Income Fund	N/A	$96,423	$94,729	$42,118
Real Assets Fund(1)	N/A	$25,213	$13,170	N/A
Real Estate Securities Fund	N/A	$246,343	$173,151	$521,104
Realty Shares	N/A	$891,559	$835,817	$2,897,007

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

For the fiscal years ended: (i) December 31, 2013 and 2012 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 and 2013 for Dividend Value Fund, each Fund’s portfolio turnover rates were as follows:

	2014	2013	2012
Active Commodities Strategy Fund(1)	N/A	N/A	N/A
Dividend Value Fund	83%	37%	33%
Global Infrastructure Fund	N/A	68%	69%
Global Realty Shares	N/A	119%	101%
Institutional Global Realty Shares	N/A	126%	100%
Institutional Realty Shares	N/A	75%	85%
International Realty Fund	N/A	93%	76%
MLP & Energy Opportunity Fund(1)	N/A	N/A	N/A
Preferred Securities and Income Fund	N/A	56%	39%
Real Assets Fund(1)	N/A	145%	128%
Real Estate Securities Fund	N/A	101%	86%
Realty Shares	N/A	73%	85%

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

As of the close of the fiscal year ended: (i) December 31, 2013 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 for Dividend Value Fund, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of Dividend Value Fund and Preferred Securities and Income Fund. As of December 31, 2013, Preferred Securities and Income Fund held securities of its regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
J.P. Morgan Chase & Co.	$78,294,460
Wells Fargo & Co.	$55,070,400
Goldman, Sachs & Co.	$11,727,516
Morgan Stanley	$4,684,390
Citigroup	$4,452,238

As of February 28, 2014, Dividend Value Fund held securities of its regular brokers or of their parents as follows:

Dollar Value of Securities Owned
J.P. Morgan Chase & Co.	$7,682,064
Bank of America Corp.	$6,696,303
Wells Fargo & Co.	$6,522,010
Citigroup	$6,178,733

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

Each Fund is a Maryland corporation that is authorized to issue shares of Common Stock, $.001 par value per share, in the following respective amounts:

Fund	Authorized Shares
Active Commodities Strategy Fund	1,000,000,000 shares
Dividend Value Fund	200,000,000 shares
Global Infrastructure Fund	200,000,000 shares
Global Realty Shares	200,000,000 shares
Institutional Global Realty Shares	100,000,000 shares
Institutional Realty Shares	100,000,000 shares
International Realty Fund	800,000,000 shares
MLP & Energy Opportunity Fund	1,000,000,000 shares
Preferred Securities and Income Fund	600,000,000 shares
Real Assets Fund	1,000,000,000 shares
Real Estate Securities Fund	200,000,000 shares
Realty Shares	200,000,000 shares

The authorized shares of Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund and Real Estate Securities Fund are currently divided into four classes designated Class A Common Stock, Class B Common Stock, Class C Common Stock and Class I Common Stock; Preferred Securities and Income Fund is currently divided into three classes designated Class A Common Stock, Class C Common Stock and Class I Common Stock; and Active Commodities Strategy Fund, MLP & Energy Opportunity Fund and Real Assets Fund are currently divided into five classes designated as Class A Common Stock, Class C Common Stock, Class I Common Stock, Class R Common Stock and Class Z Common Stock (each of the foregoing Funds is a Multiclass Fund and collectively, are the Multiclass Funds). Class B Common Stock of Dividend Value Fund and International Realty Fund has not been offered for sale, and Class B shares of Global Infrastructure Fund, Global Realty Shares and Real Estate Securities Fund are no longer being offered for sale except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Institutional Global Realty Shares, Institutional Realty Shares and Realty Shares each presently have one class of shares.

Effective September 30, 2014, Class R Common Stock and Class Z Common Stock will be offered for Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, Preferred Securities and

Income Fund and Real Estate Securities Fund, increasing the amount of authorized shares of Common Stock, $.001 per value per share, as follows:

Fund	Authorized Shares
Dividend Value Fund	300,000,000
Global Infrastructure Fund	300,000,000
Global Realty Shares	300,000,000
Preferred Securities and Income Fund	1,000,000,000
Real Estate Securities Fund	300,000,000

Each Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder if its Board of Directors has determined that it is in the best interest of the Fund to redeem its shares. The Funds’ shares have no preemptive or conversion rights. With respect to the Multiclass Funds, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distributions and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above for Multiclass Funds, all shares of a Fund have equal voting, dividend, distribution and liquidation rights. All shares of the Funds, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in each Fund’s Articles of Incorporation and By-Laws as amended and supplemented from time-to-time.

The Board of Directors is authorized to reclassify and issue any unissued shares of a Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.

With respect to Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary of Cohen & Steers Real Assets Fund, Inc., and Cohen & Steers Active Commodities Strategy, Ltd., a wholly-owned subsidiary of Cohen & Steers Active Commodities Strategy Fund, Inc., CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, serves as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.

DEALER REALLOWANCES

(ACTIVE COMMODITIES STRATEGY FUND, DIVIDEND VALUE FUND, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, INTERNATIONAL REALTY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

With respect to the Multiclass Funds, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	None	None	1.00 †

With respect to Preferred Securities and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million or more	None	None	1.00 †

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Information.”

DISTRIBUTION PLAN

(ACTIVE COMMODITIES STRATEGY FUND, DIVIDEND VALUE FUND, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

Each Multiclass Fund has adopted a Distribution Plan and related agreements (the Distribution Plan) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, each Fund will pay to the Distributor, as compensation for acting as principal underwriter of a Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25%, 0.75% and 0.75% of the average net assets of each Fund attributable to Class A shares, Class B shares and Class C shares, respectively (there are no Class B shares of Active Commodities Strategy Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund or Real Assets Fund). Additionally, under the Distribution Plans for Real Assets Fund, and, effective September 30, 2014, for all funds other than International Realty Fund, the Funds will pay to the Distributor a fee at an annual rate not to exceed 0.50% of the average net assets of each Fund attributable to Class R shares. The Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, (ii) to pay interest and other financing costs in the case of Class B shares, as applicable and (iii) for other expenses such as advertising costs and the payment for printing and distribution of Prospectuses to prospective investors. With respect to Class R shares of Real Assets Fund, and, effective September 30, 2014, for all funds other than International Realty Fund, the Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Class I shares and Class Z shares do not participate in the Distribution Plan. In addition to the amounts required by the Distribution Plan, the Distributor may, in its discretion, pay additional amounts from its own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan will benefit each Fund and its Class A, Class B, Class C and, in the case of Real Assets Fund, and, effective September 30, 2014, all Funds other than International Realty Fund, Class R shareholders. The expected benefits include greater sales (for Class A and Class C shares) and lower redemptions of each class of shares, which should allow each class to maintain a consistent cash flow.

For the fiscal years ended: (i) December 31, 2013 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 for Dividend Value Fund, with respect to the Class A, Class B and Class C shares, each Multiclass Fund paid distribution services fees for expenditures under the Distribution Plan in the following aggregate amounts.

	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Active Commodities Strategy Fund(1)(2)	N/A	N/A	N/A	N/A
Dividend Value Fund(2)	$76,195	N/A	$238,253	N/A
Global Infrastructure Fund(2)	$81,774	$1,491	$126,707	N/A
Global Realty Shares(2)	$340,331	$3,941	$641,334	N/A
International Realty Fund	$479,592	N/A	$939,211	N/A
MLP & Energy Opportunity Fund(1)(2)	N/A	N/A	N/A	N/A
Preferred Securities and Income Fund(2)	$1,125,124	N/A	$3,557,791	N/A
Real Assets Fund(1)	$35,276	N/A	$36,518	$72
Real Estate Securities Fund(2)	$849,529	$12,464	$1,978,649	N/A

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.
(2)	Effective September 30, 2014, the Fund offers Class R shares.

Under the Distribution Plan, the Treasurer for each Multiclass Fund reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office. The Distribution Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.

Pursuant to the rules of the Financial Industry Regulatory Authority (FINRA), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of a Multiclass Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

SHAREHOLDER SERVICES PLAN

Each of Active Commodities Strategy Fund, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Realty Shares and Real Estate Securities Fund have adopted a shareholder services plan, pursuant to which each Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily NAV of each Fund’s Class A shares, up to 0.25% of the average daily NAV of each Fund’s Class B shares, where applicable, up to 0.25% of the average daily NAV of each Fund’s Class C shares, up to 0.10% of the average daily NAV of Realty Shares and each other Fund’s Class I shares, and, in the case of Active Commodities Strategy Fund, Real Assets Fund and MLP & Energy Opportunity Fund only, up to 0.15% of the average daily NAV of Class Z shares, in each case for shareholder account service and maintenance. Effective September 30, 2014, the shareholder services plan for Active Commodities Strategy Fund, Real Assets Fund and MLP & Energy Opportunity Fund will be amended to remove Class Z shares from the plan. Under this plan, each Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal years ended: (i) December 31, 2013 for each Fund other than Active Commodities Strategy Fund, Dividend Value Fund, and MLP & Energy Opportunity Fund; and (ii) February 28, 2014 for Dividend Value Fund, each Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:

	Class A Shares	Class B Shares	Class C Shares	Class Z Shares(2)	Class I Shares
Active Commodities Strategy Fund(1)(2)	N/A	N/A	N/A	N/A	N/A
Dividend Value Fund	$30,478	N/A	$79,418	N/A	$151,492
Global Infrastructure Fund	$32,710	$497	$42,236	N/A	$19,328
Global Realty Shares	$136,132	$1,314	$213,778	N/A	$98,455
International Realty Fund	$191,837	N/A	$313,070	N/A	$359,986
MLP & Energy Opportunity Fund(1)(2)	N/A	N/A	N/A	N/A	N/A

	Class A Shares	Class B Shares	Class C Shares	Class Z Shares(2)	Class I Shares
Preferred Securities and Income Fund	$450,049	N/A	$1,185,930	N/A	$199,261
Real Assets Fund(1)(2)	$14,110	N/A	$12,173	$3,884	$9,512
Real Estate Securities Fund	$339,811	$4,155	$659,550	N/A	$537,060

(1)	The Active Commodities Strategy Fund commenced operations on May 1, 2014, the MLP & Energy Opportunity Fund commenced operations on December 20, 2013 and the Real Assets Fund commenced operations on January 31, 2012.

(2)	Effective September 30, 2014, the Shareholder Services Plan for each fund will be amended to remove Class Z shares.

Under the shareholder service plan, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plan the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

REDUCING THE INITIAL SALES LOAD ON CLASS A SHARES

(ACTIVE COMMODITIES STRATEGY FUND, DIVIDEND VALUE FUND, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

As discussed in each Prospectus for Class A shares, the size of the total investment in the Class A shares of a Multiclass Fund will affect your sales load.

Described below are several methods to reduce the applicable sales load. In order to obtain a reduction in the sales load, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:

Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of a Fund and/or a shareholder of other Cohen & Steers open-end funds that impose sales charges (Eligible Funds) by taking into account not only the amount then being invested, but also the current NAV of the shares of that Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.

Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the Letter) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Funds. This enables the investor to aggregate purchases of shares of a Fund and other Eligible Funds during a 12-month period for purposes of calculating the applicable sales charge. All shares of a Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their immediate families) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans, and (vi) to financial intermediaries who are compensated by their clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their immediate families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their immediate families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons.

CONTINGENT DEFERRED SALES CHARGES

(ACTIVE COMMODITIES STRATEGY FUND, DIVIDEND VALUE FUND, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

CLASS A SHARES

With respect to purchases of $1,000,000 or more, Class A shares of a Multiclass Fund redeemed on or before the one year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

CLASS B SHARES

Class B shares of a Multiclass Fund that are redeemed on or before the sixth anniversary date of their of purchase will be subject to a contingent deferred sales charge at the rates set forth in a Fund’s Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

Proceeds from the contingent deferred sales charge on Class B shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to a Fund in connection with past sales of Class B shares, including payments to dealers and other financial intermediaries for sales of Class B shares and interest and other financing costs associated with Class B shares.

In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of any shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of a Fund originally purchased by the shareholder.

The contingent deferred sales charge on Class B shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.”

Conversion Feature. At the end of the month which precedes the eighth anniversary of the purchase date of a shareholder’s Class B shares, such Class B shares will automatically convert to Class A shares and will no longer be subject to higher distribution and service fees. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution and service fees paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for distribution expenses incurred in the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder’s account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

CLASS C SHARES

Class C shares that are redeemed on or before the one year anniversary date of their of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, or (iii) that had been purchased by present or former Directors of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative.

In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares.

CLASS I, CLASS R AND CLASS Z SHARES

Class I, Class R and Class Z shares are not subject to a contingent deferred sales charge. Please see a Fund’s Class I and, for Real Assets Fund only, Class R and for Active Commodities Strategy Fund, Real Assets Fund, and MLP & Energy Opportunity Fund, Class Z shares Prospectus for a further discussion of these share classes. Effective September 30, 2014, Dividend Value Fund, Global Infrastructure Fund, Global Realty Shares, Real Estate Securities Fund, and Preferred Securities and Income Fund will offer Class R shares and Class Z shares, and Active Commodities Strategy Fund and MLP & Energy Opportunity Fund will offer Class R Shares.

FUND REORGANIZATIONS

Shares of a Fund (Class A for Multiclass Funds) may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of a Fund if that Fund is combined with another Cohen & Steers mutual fund, or in connection with a similar reorganization transaction.

SIGNATURE GUARANTEES

In addition to the circumstances listed in that Fund’s Prospectus, a Multiclass Fund requires signature guarantees for the following:

1. When shares are transferred to a new owner.

2. When certificated (issued) shares are redeemed, exchanged or transferred.

3. To establish any ACH service or to amend banking information on an existing ACH service.*

4. When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

5. When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*

6. For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

*	For items 3 and 5, a Signature Validation Program stamp (SVP) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (STAMP) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.

Each Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

A Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program (MSP), or the Stock Exchanges Medallion Program (SEMP). The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. A Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to a Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with a Fund or a Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. A Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Funds may be amended at any time without prior notice.

PURCHASES AND REDEMPTIONS IN KIND

Purchases In Kind. Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

Redemptions In Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, a Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of those securities.

Each Fund has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets measured as of the beginning of such 90-day period.

OTHER INFORMATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (Additional Payments). In the case of Multiclass Funds, these Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectuses of the Multiclass Funds. With respect to all Funds, these Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees and networking and sub-transfer agency fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.

As of December 31, 2013, the top dealers and other financial intermediaries and/or their affiliates (which may include broker-dealers) that offered shares of a Fund and received Additional Payments, revenue sharing or similar distribution-related payments included: Ameritrade, Charles Schwab, Fidelity Institutional Operations, JP Morgan Chase, LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Prudential, TRowe Price, UBS and Wells Fargo.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a RIC under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including: (i) in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce a Fund’s investment return to its shareholders.

If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the

Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if a Fund makes the election referred to in the following paragraph)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if a Fund makes the election referred to in the following paragraph)), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or a later date if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or a later date, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

DISTRIBUTIONS

Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.

Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

If a shareholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

MEDICARE TAX ON NET INVESTMENT INCOME

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

NATURE OF FUNDS’ INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions.

The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require the Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that a Fund will be able to maintain its status as a RIC.

SECURITIES PURCHASED AT A DISCOUNT

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

SECURITIES PURCHASED AT A PREMIUM

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

HIGHER-RISK AND HIGH-YIELD SECURITIES

Investments in debt obligations that are at risk of or in default present special tax issues for a Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invests in such securities, in order to seek to ensure that they distributes sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

OPTIONS, FUTURES AND OTHER DERIVATIVE AND HEDGING TRANSACTIONS

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

INVESTMENT IN NON-U.S. SECURITIES

Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

FOREIGN CURRENCY TRANSACTIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

BOOK/TAX DIFFERENCES

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

INVESTMENTS IN MORTGAGE-RELATED SECURITIES

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Investment by Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

INVESTMENT IN THE SUBSIDIARY

The Active Commodities Strategy Fund’s and Real Assets Fund’s ability to make direct and indirect investments in the asset classes described herein, including commodities, gold and other precious metals, and certain related investments, is limited by the Funds’ intention to qualify as a RIC under the Code; if the Funds do not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Funds’ status as RICs may be jeopardized. The Funds’ investments in the Subsidiaries are intended to provide additional exposure to commodities, gold and other precious metals while allowing the Funds to satisfy the requirements applicable to RICs. In the past, the IRS issued private letter rulings to mutual funds to the effect that income deemed to be received from their wholly-owned subsidiaries met the requirements of RIC qualifications without regard to whether it was currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011, the IRS suspended the issuance of such rulings. It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to mutual funds and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance to the same or similar effect, the Funds employ other means of ensuring that the requirements applicable to RICs are satisfied, including but not limited to collecting a distributions from the Subsidiaries out of the Subsidiaries’ earnings and profits atleast once during every taxable year. If the Funds were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Funds would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

CONTROLLED FOREIGN CORPORATIONS

A U.S. person, such as a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Real Assets Fund will be a U.S. Shareholder and the Subsidiary will be a CFC; it is also possible that another Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in a CFC and recognizes subpart F income in excess of actual cash distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

PASSIVE FOREIGN INVESTMENT COMPANIES

Investments treated as equity investments for U.S. federal income tax purposes, that a Fund makes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

INVESTMENTS IN OTHER REGULATED INVESTMENT COMPANIES

A Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS AND CERTAIN NON-U.S. ENTITIES

A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

INVESTMENT BY TAX-EXEMPT INVESTORS

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

FOREIGN SHAREHOLDERS

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2014, the Fund was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the fund beginning on or after January 1, 2014. Therefore, as of the date of this SAI, a Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such exemption would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2014, the “look-through” rule described above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

SHAREHOLDER REPORTING WITH RESPECT TO FOREIGN FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, New York 10036-8704, serves as counsel to each Fund. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, has been appointed as the independent registered public accounting firm for each Fund.

FINANCIAL STATEMENTS

The audited financial statements for each of Global Infrastructure Fund, Global Realty Shares, Institutional Global Realty Shares, Institutional Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, Realty Shares and Real Assets Fund for the fiscal year ended December 31, 2013, are incorporated by reference to this SAI from each Fund’s Annual Report dated December 31, 2013.

The audited financial statements for Dividend Value Fund for the fiscal year ended February 28, 2014 are incorporated by reference to this SAI from the Fund’s Annual Report dated February 28, 2014.

The MLP & Energy Opportunity Fund’s statement of assets and liabilities presented below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 6, 2013

Assets:
Cash	$100,000

Net Assets:	$100,000

CLASS A SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and redemption price per share	$10.00

Maximum offering price per share ($10.00 ÷ 0.955)[a]	$10.47

CLASS C SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and offering price per share	$10.00

CLASS I SHARES:
NET ASSETS	$70,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,000

Net asset value, offering and redemption value per share	$10.00

CLASS Z SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and offering price per share	$10.00

(a)	On investments of $100,000 or more, the offering price is reduced

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified open-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, and the sale of 1,000 shares each of Class A, Class C and Class Z and 7,000 shares of Class I (“Initial Shares”) for $100,000 to Cohen & Steers Capital Management, Inc. (the “Advisor”). The proceeds of such Initial Shares in the Fund were held in cash. There are 1,000,000,000 shares of $0.001 par value common stock authorized.

Estimated organizational expenses of the Fund of approximately $156,000 incurred prior to the offering of the Fund’s shares will be absorbed by the Advisor. It is currently estimated that the Advisor will incur approximately $81,500 in offering costs. The Advisor has agreed to absorb all offering costs.

NOTE 2: ACCOUNTING POLICIES

The preparation of the financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION AGREEMENTS; DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Advisor serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the Investment Advisory Agreement). Under the terms of the Investment Advisory Agreement, the Advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund’s Board of Directors. For the services provided to the Fund, the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive, through March 31, 2015, the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes paid by any wholly-owned C corporation subsidiary, if applicable, and extraordinary expenses) to 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.25% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

The Fund has entered into an administration agreement with the Advisor under which the Advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. Additionally, the Fund pays U.S. Bancorp Fund Services LLC as sub-administrator under a fund accounting and administration agreement.

Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the “Distributor”), an affiliated entity of the Advisor. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the Distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

The Fund has adopted a shareholder services plan pursuant to which the Fund pays the Distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund’s Class A shares, up to 0.25% of the average daily net asset value of the Fund’s Class C shares, up to 0.10% of the average daily net asset value of the Fund’s Class I shares and up to 0.15% of the average daily net asset value of the Fund’s Class Z shares. The Distributor is responsible for paying qualified financial institutions for shareholder services.

NOTE 4: OTHER

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of Cohen & Steers MLP & Energy Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) at December 6, 2013, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 16, 2013

FINANCIAL STATEMENTS

The Active Commodities Strategy Fund’s statement of assets and liabilities presented below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 14, 2014

Assets:
Cash	$100,000

Net Assets:	$100,000

CLASS A SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and redemption price per share	$10.00

Maximum offering price per share ($10.00 ÷ 0.955)[a]	$10.47

CLASS C SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and offering price per share	$10.00

CLASS I SHARES:
NET ASSETS	$70,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	7,000

Net asset value, offering and redemption value per share	$10.00

CLASS Z SHARES:
NET ASSETS	$10,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,000

Net asset value and offering price per share	$10.00

(a)	On investments of $100,000 or more, the offering price is reduced.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION

Cohen & Steers Active Commodities Strategy Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 11, 2014 and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified open-end management investment company. The Fund has been inactive since that date except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of common stock (“Shares”) under the Securities Act of 1933, and the sale of 1,000 shares each of Class A, C and Z and 7,000 shares of Class I (“Initial Shares”) for $100,000 to Cohen & Steers Capital Management, Inc. (the “Advisor”). The proceeds of such Initial Shares in the Fund were held in cash. There are 1,000,000,000 shares of $0.001 par value common stock authorized.

Estimated organizational expenses of the Fund of approximately $192,000 incurred prior to the offering of the Fund’s shares will be absorbed by the Advisor. It is currently estimated that the Advisor will incur approximately $288,000 in offering costs. The Advisor has agreed to absorb all offering costs.

NOTE 2: ACCOUNTING POLICIES

The preparation of the financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Advisor serves as the Fund’s and Subsidiary’s Investment Advisor pursuant to an Investment Advisory agreement (the Investment Advisory agreement). Under the terms of the Investment Advisory agreement, the Advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors. For the services provided to the Fund, the Advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive, through June 30, 2016, the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain the Fund’s total annual operating expenses, which include the expenses of the Subsidiary, as a percentage of average net assets at 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.25% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the Investment Advisory agreement between the Fund and the Advisor.

The Fund has entered into an administration agreement with the Advisor under which the Advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the Advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

The Fund has adopted a shareholder services plan pursuant to which the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A shares, up to 0.25% of the average daily net assets of the Fund’s Class C shares, up to 0.10% of the average daily net assets of the Fund’s Class I shares and up to 0.15% of the average daily net assets of the Fund’s Class Z shares. The Distributor is responsible for paying qualified financial institutions for shareholder services.

NOTE 4: FUND SUBSIDIARY

Cohen & Steers Active Commodities Strategy Fund Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodities within the limits of the federal income tax requirements applicable to investment companies such as the Fund.

NOTE 5: OTHER

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Cohen & Steers Active Commodities Strategy Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities (hereinafter referred to as the “financial statement”) presents fairly, in all material respects, the financial position of Cohen & Steers Active Commodities Strategy Fund, Inc. (the “Fund”) at April 14, 2014, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 28, 2014

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the constructive owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Advisor and the Subadvisors. While these guidelines will provide a framework for the Advisor’s and the Subadvisors’ decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Advisor and the Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and the Subadvisors deem to be in the best interests of a Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

UNCONTESTED DIRECTOR ELECTIONS

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to the Advisor’s and Subadvisors’ knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee is the chairperson of more than one publicly-traded company;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes-Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and the Subadvisors believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee has a material related party transaction or is believed by the Advisor and the Subadvisors to have a material conflict of interest with the portfolio company;

•

Whether the nominee (or the overall board) in the Advisor’s and Subadvisors’ view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; and

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

The Advisor and the Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and the Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and the Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

PROXY ACCESS

The Advisor and the Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, they are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. The Advisor and the Subadvisors will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

PROXY CONTESTS

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

RATIFICATION OF AUDITORS

The Advisor and the Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and the Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. Generally, the Advisor and the Subadvisors vote against auditor ratification if the fees paid to the audit firm are not disclosed by the company in a timely manner prior to the meeting. The Advisor and the Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and the Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

TAKEOVER DEFENSES

While the Advisor and the Subadvisors recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and the Subadvisors oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and the Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and the Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and the Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and the Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restricts a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Advisor and the Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and the Subadvisors acknowledge that a classified board may be in the long-term best interests of the shareholders of a company in certain situations, such as continuity of a strong board and management team. In voting on shareholder proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether: (i) the current management and board have a track record of making good corporate or strategic decisions, (ii) the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the shareholders of the company, or (iii) it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, the Advisor and Subadvisors therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Shareholder Ability to Call Special Meeting. The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, the Advisor and the Subadvisors are, however, also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

MISCELLANEOUS BOARD PROVISIONS

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and the Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, the Advisor and the Subadvisors will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and the Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and the Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and the Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and the Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office. The Advisor and the Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and the Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and the Subadvisors would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Disclosure of Board Nominees. We generally vote against the election of directors at companies if the names of the director nominees are not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing nominee names. In such a rare case, if a company discloses a legitimate reason why such nominee names should not be disclosed, we may vote for the nominees even if nominee names are not disclosed in a timely manner.

Disclosure of Board Compensation. We generally vote against the election of directors at companies if the compensation paid to such directors is not disclosed in a timely manner prior to the meeting. However, we recognize that companies in certain emerging markets may have a legitimate reason for not disclosing such compensation information. In such a rare case, if a company discloses a legitimate reason why such compensation should not be disclosed, we may vote for the nominees even if compensation is not disclosed in a timely manner.

Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-ended requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

CAPITAL STRUCTURE

Increase Additional Common Stock. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of this type of proposal when they receive assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and, as applicable, the Subadvisors.

Pre-emptive Rights. We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and the Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and the Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation (“Say on Pay”). Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, the Advisor and Subadvisors believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. The Advisor and Subadvisor therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., the Advisor and Subadvisor generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”). We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and the Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Reload/Evergreen Features. The Advisor and the Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, the Advisor and the Subadvisors oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold their votes at the next shareholder meeting for directors whom to its knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale. We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Agreements that include excessive excise tax gross-up provisions;

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and the Subadvisors support employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and the Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and the Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. The Advisor and the Subadvisors believe that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and the Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Advisor and the Subadvisors generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Advisor and the Subadvisors review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and the Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

INCORPORATION

Reincorporation Outside of the United States. Generally, the Advisor and the Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes,

control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, The Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making its decision, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and the Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and the Subadvisors feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and the Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and the Subadvisors vote for changing the corporate name.

SHAREHOLDER RIGHTS

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

ENVIRONMENTAL AND SOCIAL ISSUES

The Advisor and Subadvisors recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

APPENDIX B

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody’s and Fitch Ratings (Fitch).

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment;

•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both the longer stated grace period and the absence of a grace period are irrelevant. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligation Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

Highest credit quality: “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: “B” ratings indicate that material credit risk is present.

Substantial credit risk: “CCC” ratings indicate that substantial credit risk is present.

Very high levels of credit risk: “CC” ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: “CCC” indicates that default is a real possibility.

Very high levels of credit risk: “CC” indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

Default: “D” indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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